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                                    MORTGAGE
                                     (FIXED)


PARTIES This mortgage is made between the Borrower named below and BARCLAYS MERCANTILE BUSINESS FINANCE LIMITED ("the Lender" which expression shall include the Lender's successors and assigns and any company for which the Lender may be acting as agent) of Churchill Plaza, Churchill Way, Basingstoke, Hampshire RG21 7GP.

DATE AND               1.1   The date of this mortgage is 23 November 2000
DEFINITIONS                  In this mortgage the following expressions have
                             the meanings respectively set out against them:-

                       "Borrower":       VARI-LITE PRODUCTION SERVICES LIMITED
                                         of 20-22 Fairway Drive, Greenford,
                                         Middlesex UB6 8PW (registered England
                                         No. 2876045);

                       "Goods": the goods, particulars of which are set out in the Schedule to this mortgage together with all component parts, accessories, improvements and renewals and all books, manuals, handbooks, technical data, drawings, schedules and other documentation and any amendments to them belonging to the Goods;

                       "Loan": L4,000,000 or the balance for the time being outstanding;

                       "Offer Letter":   Offer Letter means the letter dated
                                         9th November 2000 from the Lender to
                                         the Borrower offering a L4,000,000
                                         Chattel Mortgage Facility;

                       "Instalment
                       Dates": the day of each month in each year in which the Loan is outstanding the first Instalment Date being 22 December 2000;

                       "Instalments":    48 monthly payments of L99,486.22
                                         payable on the Instalment Dates;

                       "Base Rate":      Finance House Base Rate as from time
                                         to time published in the Financial
                                         Times or


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                                         other newspaper or, in default of
                                         such publication whilst any sum is
                                         outstanding under this mortgage, such
                                         alternative equivalent base rate as
                                         shall be agreed between the parties or,
                                         in default of agreement, settled by the
                                         President for the time being of the
                                         Institute of Chartered Accountants in
                                         England and Wales or his nominee acting
                                         as an expert;

                       "Termination      the balance of unpaid Instalments
                       Sum":             less a rebate of interest calculated
                                         by the Lender for early repayment;

                       "Insurances":     all policies and contracts of insurance
                                         taken out or to be taken out in respect
                                         of the Goods, including all claims and
                                         benefits arising under them and returns
                                         of premium;

                       "Security         any mortgage, charge, pledge, Lien or
                       Interest":        other encumbrance;

                       "Total Loss":     total loss whether actual or
                                         constructive or compromised or agreed
                                         or arranged with the insurers of the
                                         Goods;

                       "Default          any of the events stated in clause 9
                       Events":          below;

                       "Working Day":    any day, except Saturdays, on which
                                         the clearing banks in the City of
                                         London are (or would be but for strike,
                                         lockout or other stoppage, affecting
                                         particular banks or banks generally)
                                         open during banking hours.

INTERPRETATION         1.2   In this mortgage the masculine includes the
                       feminine and the neuter, and the singular includes the plural. If the Borrower is two or more persons, that expression includes all such persons (and each of them) and their liability under this mortgage is joint and several. The rights and obligations of the Borrower hereunder are personal to the Borrower and shall not be capable of being assigned or transferred

CONSTRUCTION           1.3   The marginal notes are for ease of reference
                       only and do not affect the construction of this mortgage. Any reference in this deed to a statutory provision shall be construed as a reference to that provision as from time to time amended or re-enacted.
                       The benefit of this deed and the security created hereby shall enure for the benefit of the Lender's successors and assigns and any company for which the Lender may be acting as agent.


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OFFER LETTER           1.4   The terms of the Offer Letter shall apply to
                       this mortgage and shall be incorporated herein. In the event of any conflict or inconsistency as between the Offer Letter and this mortgage, the terms of the Offer Letter shall prevail.

INSTALMENTS            2.1   The Borrower shall pay to the Lender on the
                       Instalment Dates the Instalments which comprise repayments of principal and payments of interest.

INTEREST 2.2. If the Borrower does not make payment of any Instalment on the relevant Instalment Date or any other sum payable under this mortgage within 10 days of the Lender's demand, the Borrower shall pay interest to the Lender if demanded by the Lender at the rate of Finance House Base Rate plus 5% per annum calculated on a day to day basis from the due date to the date of receipt by the Lender both before and after judgement.

EARLY SETTLEMENT       2.3.  As an alternative to payment of Instalments the
                       Lender will accept the Termination Sum in full settlement of the Loan with interest.

NON-WORKING DAY        2.4   Any amount payable to the Lender on a day which is
                       not a Working Day will be payable on the preceding
                       Working Day.

SUMS SECURED           3.    This mortgage secures to the Lender repayment of
                       the Loan, the payment of interest on the Loan and the payment from time to time of all other sums due from the Borrower to the Lender on any account whatsoever.
                       If a Default Event occurs all amounts secured by this mortgage shall become immediately due and payable. The
                       Borrower covenants to pay all such monies to the Lender.

COSTS                  4.    Any legal or other costs, charges or expenses
                       payable by the Borrower to the Lender under the provisions of this mortgage are payable by the Borrower to the Lender with value added tax thereon (if any). Legal Costs are payable on a full indemnity basis as between solicitor and own client.

WARRANTIES BY          5.    The Borrower warrants to the Lender that the
BORROWER               Borrower:-

                       (i) lawfully owns and is in possession of the Goods and that it and the Insurances are free of any Security Interest (other than any Security Interest created or subsisting with the written consent of the Lender);

                       (ii) is not subject to any prohibition or restriction of its right or ability to enter into this mortgage;

                       (iii) has power by its memorandum of association and
                             has taken all corporate action necessary to enter into this

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                             mortgage;

                       (iv) has not suffered or there have not occurred any Default Events which are unremedied.

MORTGAGE 6. The Borrower hereby mortgages and charges with full title guarantee to the Lender all its right, title and interest in the Goods as security for all sums payable by the Borrower to the Lender, as referred to in clause 3 above.

UNDERTAKINGS BY        7.  The Borrower:-
BORROWER

                       (i) shall at its own expense keep the Goods in good working order and condition;

                       (ii) shall not use or permit the Goods to be used in contravention of any statute or regulation or for any purpose for which they are not designed or reasonably suitable and shall take all reasonable steps to ensure that the use and operation of the Goods is by skilled personnel and is without risks to health and safety;

                       (iii) shall not (except with the consent of the Lender) sell, transfer, demise, let on hire or otherwise part with possession of the Goods or create or allow to arise any Security Interest in the Goods;

                       (iv) shall maintain all records, logs and other records required by the manufacturers of the the Goods;

                       (v) shall replace any component, part or item of the Goods where necessary provided that such replacement is of at least equivalent value and condition when compared to the original;

                       (vi) shall cause any alterations to the Goods that are from time to time required by law to be made at the Borrower's expense, but shall not otherwise alter the Goods otherwise than by way of improvement;

                       (vii)   shall notify the Lender within 24 hours
                               following:-

                               (a)   demand of the whereabouts of the Goods;

                               (b) any occurrence as a result of which the Goods are or are likely to become a Total Loss;

                               (c)   the occurrence of any of the Default
                                     Events referred to in clause 9(ii) to
                                     (viii) below inclusive;


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                       (viii)  shall permit any person authorised by the
                               Lender at all reasonable times upon at least
                               24 hours notice (unless a Default Event is continuing unremedied or unwaived in which case no notice will be required) to inspect the Goods and permit or procure the granting of permission for such person to enter any land or premises where the Goods may be situated;

                       (ix) shall pay on demand to the Lender with interest all its costs and expenses incurred in:-

                               (a) the advance of the Loan and the acceptance and registration of this mortgage;

                               (b) the preservation of the Lender's security in the Goods;

                               (c) the exercise by the Lender of any of its powers under this mortgage and in ascertaining the whereabouts and/or safekeeping of the Goods;

                               (d) any legal proceedings instituted by the Lender under this mortgage.

INSURANCES             8.1   The Insurances shall be effected and maintained by
                       the Borrower at all times while any amount is secured by this mortgage and shall be endorsed with a note of the Lender's interest.

RISKS INSURED          8.2   The Insurances shall be all insurable risks cover
                       under policies, on terms, subject only to exclusions and/or an excess approved by the Lender and with insurers acceptable to the Lender.

SUM INSURED            8.3   The Goods shall be insured for their market
                       value as agreed by the parties or, failing agreement, as determined, at the expense of the Borrower, by a valuer acceptable to the parties.

PREMIUMS               8.4   The Borrower shall pay punctually all premiums
                       payable by the Borrower in respect of the Insurances and, on request, produce receipts or other proof of payment to the Lender.

APPLICATION OF         8.5   The Lender may elect to require the Borrower to
INSURANCE PROCEEDS     apply any proceeds of the Insurances received by it in
                       making good the loss, repairing the damage, or satisfying the liability in respect of which the claim was made or in satisfaction of any amount secured by this mortgage and pending such election such proceeds shall be held in trust for the Lender.

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INSURANCE              8.6   The Borrower shall not use and shall not allow the
WARRANTIES             Goods to be used other than in conformity with the terms
                       of the Insurances, including any express or implied warranties, without the prior written consent of the insurers and without paying any extra premium required.

LENDER MAY INSURE      8.7   If the Borrower fails to effect or maintain the
                       Insurances, the Lender may effect such Insurances at the Borrower's expense to be reimbursed to the Lender on demand with interest.

DEFAULT EVENTS         9.    The following are the Default Events:-

                             (i) the Borrower does not pay any sum of money secured by this mortgage within 10 days of the due date for payment (unless the Lender elects in its absolute discretion to accept late payment);

                             (ii) the Borrower enters into or attempts to enter into a composition or arrangement with its creditors or any of them;

                             (iii) a receiver or administrative receiver is appointed of the Borrower's assets or any of them or a meeting, whether formal or informal, is called of the Borrower's creditors or any of them;

                             (iv) the petition for the appointment to the Borrower of an administrator is presented or the Borrower goes into liquidation, except for a voluntary liquidation for the purpose of amalgamation or reconstruction on terms previously approved by the Lender in writing;

                             (v) the levy against the Goods of any distress or execution which is not paid out within 10 Working Days of written request so requiring from the Lender to the Borrower;

                             (vi) any of the warranties in clause 5 above proves to be incorrect, inaccurate or misleading in any material respect;

                             (vii)   the Goods are a Total Loss;

                             (viii) the Borrower is unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986;

                             (ix) the Lender's Security is in the Lender's reasonable opinion in jeopardy in any material respect;


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                             (x)     any company in the Barclays PLC group
                                     withdraws any facility or demands payment as a result of a default by the Borrower;

                             (xi) the Borrower fails to comply with any of its obligations, covenants or undertakings contained in this deed (other than those relating to the payment of money) and such default (if in the opinion of the Lender it is capable of remedy) is not remedied to the Lender's satisfaction within 10 days after the occurrence of such failure.

LENDER'S POWERS        10.1  On the occurrence of a Default Event the Lender
                       may, at any time on the date of the occurrence or any subsequent date, without prejudice to any powers available to a Mortgagee by law, do any of the following by itself or by such agents as it thinks fit and without prior notice to the Borrower:-

                       (i) take possession of the Goods severing them from any land or other goods (but subject to the rights of the hirer under any hire agreement), if necessary, the Borrower reimbursing the Lender any expense incurred or damage suffered on demand with interest;

                       (ii)    move the Goods to a safe place;

                       (iii) discharge, settle or take or defend any proceedings in respect of any claims incurred in connection with the Goods or the Insurances and collect on the Insurances and give any good receipts required;

                       (iv) pending sale, insure, maintain, repair, operate, hire out or otherwise use the Goods (but subject to the rights of the hirer under any hire agreement);

                       (v) sell the Goods by public auction or private sale, without advertisement and at such place, at such time and on such terms as the Lender may determine;

                       (vi) do all such other acts and things as may be considered to be necessary for any of the matters or powers aforesaid.

                       Section 103 of the Law of Property Act 1925 shall not apply to this security or any sale made by virtue hereof.

LENDER NOT LIABLE      10.2 The Lender shall not be answerable for any loss
                       occasioned by sale by it of the Goods under this mortgage or any postponement of sale.

LENDER'S RECEIPT       10.3  On any sale of the Goods the Lender's receipt
                       for the


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                       purchase money shall effectively discharge the
                       purchaser. The purchaser shall not be bound to enquire whether the Lender's power of sale has arisen or is exercisable and shall not be concerned as to how the proceeds of sale are applied.

APPLICATION            10.4  All monies received by the Lender in respect of:-

                       (i)     sale of the Goods and/or

                       (ii) proceeds of the Insurances which the Lender, in its sole discretion, elects not to release to the Borrower for application by it in accordance with clause 8.5 above;

                       shall be applied as follows:-

                       FIRST in payment or reimbursement to the Lender of all costs and expenses incurred by it in connection with this mortgage and the exercise of its powers hereunder;

                       SECONDLY in payment of any accrued but unpaid interest in connection with this mortgage;

                       THIRDLY     in repayment or reduction of the Loan;

                       FOURTHLY    in payment of any surplus to the Borrower.

ATTORNEY               11.   The Borrower hereby irrevocably appoints the Lender
                       as its attorney with full power to substitute any other person, for the Borrower and in the Borrower's name to sign, seal, deliver and otherwise perfect any deed, assurance or agreement and do anything which may be required for any purpose under or in connection with this mortgage.

WAIVER                 12.   The Lender's rights and powers under this mortgage
                       shall not be prejudiced or affected by delay or omission on the Lender's part. If the Lender, on occasion expressly or impliedly waives any of its rights or powers, such waiver shall not prevent the Lender from subsequently acting strictly in accordance with such rights and powers.

FURTHER ASSURANCES     13.   The Borrower shall at its own expense sign, seal,
                       deliver and otherwise perfect any deed, assurance or agreement and do anything the Lender may require to perfect or protect the security constituted by this mortgage.

NOTICES                14.   Any notice served under this mortgage shall be
                       sufficiently served if sent by pre-paid letter post to the respective addresses above (or such changed address as one party may notify to the other) and proof of dispatch shall be


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                       conclusive evidence of receipt by the addressee in due
                       course of transmission.

CONSOLIDATION          15.   If the Lender has from the Borrower security over
                       any other property of the Borrower, the Borrower may not redeem such security or the security constituted by this mortgage alone without the prior written consent of the Lender. Section 93 of the Law of Property Act 1925 (which restricts the consolidation of mortgages) shall not apply to the security constituted by this mortgage.

LAW                    16.   This mortgage shall be governed by the laws of
                       England.

SEVERANCE              17.   Each of the provisions of this deed is severable
                       and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable, the validity legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

                       IN WITNESS of which this deed was executed and is delivered on and takes effect from the day and year first before written.

                              SCHEDULE - THE GOODS
                              --------------------




THE COMMON SEAL of the Borrower
was affixed to this deed in the
presence of:-
or (where no company seal is affixed)
Executed as a deed by the Borrower
acting by:-


Director



Director/Secretary